Exhibit 10.5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 7

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 7 (SA-7), entered into as of March 7, 2016, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree *** 787- *** with *** Aircraft under *** and *** 787-*** Aircraft as follows:

Figure 1

	Aircraft Type Prior to SA-7	Manufacturer Serial Number	Original Delivery Month	Aircraft Type Commencing With SA-7	Manufacturer Serial Number	*** Month
***	***	***	***	***	***	***

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

(i) Boeing and Customer agree that such *** 787-*** Aircraft *** to the Purchase Agreement as *** Aircraft as such terms are defined in Purchase Agreement No. 2484 dated December 29, 2004, as amended and supplemented (Purchase Agreement 2484) for all purposes of Purchase Agreement 2484 and are further identified in Figure 2 below.

UAL-PA-3860	SA-7	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Figure 2

Delivery Month
***

(ii) Boeing and Customer agree to *** the following *** 787-*** Aircraft in the delivery months with *** dates as specified below in Figure 3:

Figure 3

Model	*** 787-*** Aircraft Delivery Month
***	***

1. Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-7”).

2. Tables.

2.1. Table 1 entitled “787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-7”).

2.2. Table 1 entitled “787-9 Aircraft Delivery, Description, Price and *** for *** Firm 787-9 Aircraft is deleted in its entirety and replaced with the attached Table 1 entitled “787-9 Aircraft Delivery, Description, Price and ***” (identified by “SA-7”).

3. Supplemental Exhibits.

Supplemental Exhibit BFE1 relating to Boeing Model 787-*** aircraft is deleted in its entirety and replaced with the similarly titled supplemental exhibit (identified by “SA-7”).

4. Letter Agreements.

4.1. Attachment B-1 to Letter Agreement UAL-PA-03860-LA-1209265R1 entitled “787-*** with GENX-1B*** Engines: *** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached Attachment B-1 (identified by “SA-7”).

4.2. Letter Agreement UAL-PA-03860-LA-1209413A1R2 entitled “Special Matters - Amendment 1” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03860-LA-1209413A1R3 (identified by “SA-7”).

4.3. Letter Agreement UAL-PA-03860-LA-1301375 entitled “Provisions Relating to Customer’s *** for 787-10 Aircraft” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03860-LA-1301375R1 (identified by “SA-7”).

UAL-PA-3860	SA-7	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5. Miscellaneous.

Boeing and Customer agree to *** by Boeing from Customer as follows:

***

The resulting aggregate *** Supplemental Agreement No. 7. Such resulting *** of this Supplemental Agreement No. 7.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President – Finance and acting Chief Financial Officer
Title	Title

UAL-PA-3860	SA-7	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1

TABLE
1.	787-8 with GENX-1B*** Engines Aircraft Information Table ***	SA-3
1.	787-9 with GENX-1B*** Engines Aircraft Information Table ***	SA-5
1	787-9 Aircraft Delivery, Description, Price and ***	SA-7
1.	787-10 with GENX-1B*** Engines Aircraft Information Table	SA-7

EXHIBITS
A1.	787-8 Aircraft Configuration ***
A2.	787-9 Aircraft Configuration ***	SA-4
A3.	787-10 Aircraft Configuration	SA-1
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables for the 787-*** Aircraft	SA-7
CS1.	Customer Support Document
EE1.	Engine Escalation/Engine Warranty ***
SLP1.	Service Life Policy Components

P.A. 3860	TABLE OF CONTENTS, Page 1 of 5	SA-7
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
SA NUMBER
LETTER AGREEMENTS
UAL-PA-03860-LA-1209247	787 e-Enabling

UAL-PA-03860-LA-1209264	Open Configuration Matters

UAL-PA-03860-LA-1209265R1	*** Aircraft	SA-1

	Attachment A, 787-*** Aircraft Delivery, Description, Price and ***	SA-1

	Attachment B-1, 787-*** with GENX-1B*** Engines: *** Aircraft Delivery, Description, Price and ***	SA-7

	Attachment B-2, 787-*** with TRENT1000-*** Engines: *** Aircraft Delivery, Description, Price and ***	SA-3

UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning

UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements

UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment

UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading

CONFIDENTIAL LETTER AGREEMENTS
UAL-PA-03860-LA-1209236R1	Model ***	SA-1

	Attachment A, 787-9 Airframe Pricing of *** Aircraft with General Electric GEnx-1B*** and Rolls Royce Trent 1000-*** engines	SA-1

	Attachment B, 787-10 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** Engines	SA-1

	Attachment C, 787-8 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-***	SA-1

P.A. 3860	TABLE OF CONTENTS, Page 2 of 4	SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
SA NUMBER
CONFIDENTIAL LETTER AGREEMENTS, continued
UAL-PA-03860-LA-1209412	Spare Parts Commitment
UAL-PA-03860-LA-1209413R1	Special Matters	SA-1
UAL-PA-03860-LA-1209413A1R3	Special Matters – Amendment 1	SA-7
UAL-PA-03860-LA-1209414	Other Special Matters
UAL-PA-03860-LA-1209413A1	Other Special Matters - Amendment 1	SA-1
UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2
UAL-PA-03860-LA-1209430	Performance Guarantees
UAL-PA-03860-LA-1209455	*** – TERMINATED	SA-1
UAL-PA-03860-LA-1209429	***
UAL-PA-03860-LA-1209618R1	Alternate Engine Selection	SA-1
6-1162-ELP-0794	*** Program- ***
6-1162-ELP-0795	*** Program- ***
UAL-PA-03860-LA-1301368	Performance Guarantees (787-10)	SA-1
UAL-PA-03860-LA-1301373	787-10 Aircraft Open Configuration and Other Matters	SA-1
UAL-PA-03860-LA-1301375R1	Provisions Relating to Customer’s *** for 787-10 Aircraft	SA-7
UAL-PA-03860-LA-1301377	787-10 ***	SA-1
UAL-PA-03860-LA-1301377A1	787-10 *** – Amendment 1	SA-4
UAL-PA-03860-LA-1301380 UAL-PA-03860-LA-1500017 UAL-PA-03860-LA-1500059	787-10 Program Launch Demonstration Flight Waiver Installation of Cabin Systems Equipment	SA-1 SA-4 SA-4

P.A. 3860	TABLE OF CONTENTS, Page 3 of 4	SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1	June 17, 2013

Supplemental Agreement No. 2	December 16, 2013

Supplemental Agreement No. 3	July 22, 2014

Supplemental Agreement No. 4	January 14, 2015

Supplemental Agreement No. 5	May 12, 2015

Supplemental Agreement No. 6	December 31, 2015

Supplemental Agreement No. 7	March 7, 2016

P.A. 3860	TABLE OF CONTENTS, Page 4 of 4	SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to

Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***

(787-10/GE/***)

Airframe Model/MTOW:	787-10	*** pounds	#	Detail Specification:		***
Engine Model/Thrust:	GENX-1B***[1]	*** pounds		Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***		Airframe Escalation Data:

Sub-Total of Airframe and Features:		$***		Base Year Index (ECI):		***
Engine Price (Per Aircraft) :		$***	[1]	Base Year Index (CPI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$***		Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		$***		Base Year Index (ECI):		***
In-Flight Entertainment (IFE) Estimate:		$***		Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	See footnote for escalation forecast being used	Serial Number +	Escalation Estimate*** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	****	*	***	$***	$***	$***	$***	$***
***	***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	***	**	***	$***	$***	$***	$***	$***
	Total:	***

BOEING / UNITED AIRLINES PROPRIETARY	787-10 with GE Engines Table 1 (SA-7), Page 1

Table 1 to

Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***

(787-10/GE/***)

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	See footnote for escalation forecast being used	Serial Number +	Escalation Estimate*** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***

[1]	Engine model, thrust and pricing are subject to GE agreement with Customer, i.e., to deliver GEnx-1B***.

*	*** Escalation Factors ***

**	*** Escalation Factors ***

#	Purchased *** pounds. Aircraft are eligible for the provisions of Letter Agreement UAL-PA-03860- LA-1301375R1 entitled “Provisions Relating to Customer’s *** for 787-10 Aircaft”

+	Serial Numbers Idenitfied are for informational purposes only and subject to change

BOEING / UNITED AIRLINES PROPRIETARY	787-10 with GE Engines Table 1 (SA-7), Page 2

Table 1

Purchase Agreement No. 3860

787-9 Aircraft Delivery, Description, Price and ***

(787-9/GE/***)

Airframe Model/MTOW:	787-9	*** pounds[1]		Detail Specification:		***
Engine Model/Thrust:	GENX-1B***[2]	*** pounds		Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***		Airframe Escalation Data:

Sub-Total of Airframe and Features:		$***		Base Year Index (ECI):		***
Engine Price (Per Aircraft):		$***		Base Year Index (CPI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$***		Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		$***		Base Year Index (ECI):		***
In-Flight Entertainment (IFE) Estimate:		$***		Base Year Index (CPI):		***
Refundable Deposit/Aircraft at Proposal Accept:		$***	+

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor	Escalation Factor	Serial Number	Escalation Estimate*** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
			(Airframe)	(Engine)			***	***	***	***
Block C Aircraft [1,2,3,4]
***	***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	+***	***	***	$***	$***	$***	$***	$***
***	***	***	+***	***	***	$***	$***	$***	$***	$***
***	***	***	+***	***	***	$***	$***	$***	$***	$***
***	***	***	+***	***	***	$***	$***	$***	$***	$***
***	***	***	+***	***	***	$***	$***	$***	$***	$***
	Total Block C	***

+*** for each of the aircraft marked with a “+” is $*** & is calculated as follows:

Step 1: Funds from ***

Step 2: Funds from ***

Step 3: Deposits ***

Step 4: Resulting sum of ***

APR 85133	Boeing / United Airlines, Inc. Proprietary	787-9 Table 1, Page 1, SA-6

Table 1 Purchase Agreement No. 3860

787-9 Aircraft Delivery, Description, Price and ***

(787-9/GE/***)

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor	Escalation Factor	Serial Number	Escalation Estimate*** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
			(Airframe)	(Engine)			***	***	***	***

[1]	MTOW provided in accordance with MTOW Article 3.2 of Letter Agreement 6-1162-RCN-1936.

[2]	Engine model, thrust and pricing are subject to GE agreement with Customer, i.e., to deliver GEnx-1B***.

[3]	The Block C Aircraft shall be considered Block B Aircraft as defined pursuant to *** & for purposes of Letter Agreement 6-1162-RCN-1939 entitled ***.

[4]	The *** specified above are “Block C Aircraft” as such term is defined in *** for all purposes of***, EXCEPT as in footnote 3 above.

*	Serial Numbers Idenitfied are for informational purposes only and subject to change

APR 85133	Boeing / United Airlines, Inc. Proprietary	787-9 Table 1, Page 2, SA-6

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, Inc,

Supplemental Exhibit BFE1

to Purchase Agreement Number 3860

relating to

BOEING MODEL 787-*** AIRCRAFT

P.A. 3860	BFE1	SA-7 BFE1 Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-*** AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and model/part of the following BFE items by the first day of the following months:

***

2.	On-dock Dates and Other Information.

On or before ***, Boeing will provide to Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA. For planning purposes, the *** Aircraft preliminary BFE seat requirements and preliminary on-dock dates for all BFE items are set forth below.

2.1   The below “Completion Date” represents the first day of the month by when the specific milestone must be completed to support the BFE seat program.

Customer’s*** Aircraft: BFE*** Class Seat and*** Milestones (*** Aircraft Delivery Only)

Milestone	Completion Date
***	***

The above schedule dates are subject to change based on the dates negotiated and agreed to at the ITCM.

P.A. 3860	BFE1	SA-7 BFE1 Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.2   Preliminary On-Dock and Customer Inspection Months: All requirements are set forth below. If a month is listed, then the due date is the first day of the month. If no date is listed, then there is no requirement.

***

P.A. 3860	BFE1	SA-7 BFE1 Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

P.A. 3860	BFE1	SA-7 BFE1 Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B-1 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 *** Aircraft with GENX-1B***

Engines Delivery, Description, Price and ***

(787-10/GE/***)

Airframe Model/MTOW:	787-10	*** pounds	#	Detail Specification:		***
Engine Model/Thrust:	GENX-1B***¹	*** pounds		Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:[2]	***		***
Optional Features:		$***		Airframe Escalation Data:

Sub-Total of Airframe and Features:		$***		Base Year Index (ECI):	***
Engine Price (Per Aircraft):		$***	[1]	Base Year Index (CPI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***		Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		$***		Base Year Index (ECI):	***
In-Flight Entertainment (IFE) Estimate:		$***		Base Year Index (CPI):	***
Non-Refundable Deposit/Aircraft at Def Agreement		$***	+

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor	Escalation Factor	Option Exercise Expiry Date	Escalation Estimate*** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
			(Airframe)	(Engine)			***	***	***	***
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

[1]	Engine model, thrust and pricing are subject to GE agreement with Customer, i.e., to deliver GEnx-1B***.

[2]	Base year pricing is subject to confirmation by Customer with engine manufacturer.

+	If Customer does ***, Boeing will *** for that *** Aircraft and *** by Customer or United Continental Holdings, Inc. on any Boeing ***. If ***, then *** for Boeing *** and ***.

#	Purchased MTOW is *** pounds. Aircraft are eligible for the provisions of Letter Agreement UAL-PA-03860- LA-1301375R1 entitled “Provisions Relating to Customer’s *** for 787-10 Aircaft”

APR 64695-1F.TXT	Boeing / United Airlines, Inc. Proprietary	787-10 with GE Engines Table 1 (SA-7), Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209413A1R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters — Amendment 1
Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft (Aircraft)

This letter agreement UAL-PA-03860-LA-1209413A1R3 (Amending Letter Agreement) amends and supplements the Purchase Agreement and amends and supplements certain terms in Letter Agreement UAL-PA-03860-LA-1209413 (the Letter Agreement) ), and supersedes and replaces in its entirety letter agreement UAL-PA-03860-LA-1209413A1R2. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Amendments to Article 1 of the Letter Agreement.

Article 1.4 was added by SA-6 to address the *** 787-*** Aircraftc at such time.

Subsequent to SA-6, the parties have agreed to a *** terms under SA-7 that serve to cancel such 787-*** Aircraft.

Accordingly, Article 1.4 is deleted by SA-7.

UAL-PA-03860-LA-1209413A1R3 Special Matters	Page 1 SA-7

BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	Amendments to Article 4 of the Letter Agreement.

Article 4.4 is amended as follows:

4.4    *** Provisions for the Launch Aircraft. For the avoidance of doubt, the Launch Aircraft will be redefined to mean the *** 787-*** Aircraft purchased by Customer. The parties agree that *** of the Article 4.1 *** obligation will be *** delivery of each Launch Aircraft (Launch Aircraft *** Obligation). At time of delivery of each Launch Aircraft, Boeing will *** to *** the Launch Aircraft *** Obligation.

3.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-In-Fact

UAL-PA-03860-LA-1209413A1R3 Special Matters	Page 2 SA-7

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 7, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

UAL-PA-03860-LA-1209413A1R3 Special Matters	Page 3 SA-7

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1301375R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Provisions Relating to Customer’s*** for 787-10 Aircraft

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter Agreement UAL-PA-03860-LA-1301375 dated June 17, 2013.

Subject to the terms, provisions, and conditions described herein, Boeing *** to Customer *** 787-10 Aircraft (787-10 Aircraft), as of the effective date (Effective Date) of the ***.

1.	Customer’s ***.

Boeing *** to Customer, at a charge as described in paragraph 3 below, *** 787-10 Aircraft ***. The Effective Date of such *** shall be the date that Boeing provides ***, unless otherwise mutually agreed to. *** for the applicable 787-10 Aircraft is ***. Boeing will use its best reasonable efforts to provide *** not later than *** after receipt of Customer’s written request.

2.	***.

At the time of delivery of each 787-10 Aircraft, or *** after delivery of a 787-10 Aircraft, *** Customer. Such *** shall be ***, identifying the 787-10 Aircraft Manufacturer’s Serial Number (MSN), the delivery date and the Effective Date of ***. The *** shall also indicate ***. Customer may *** subsequent to the Effective Date. If ***, then Customer *** as outlined in paragraph 3 below.

3.	***.

*** in accordance with either the *** set forth below, at Customer’s option.

3.1.	*** 787-10 Aircraft.

If Customer elects to ***, then Customer shall ***

***

UAL-PA-03860-LA-1301375R1 *** Model 787-10 Aircraft	SA-7 Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.2	***.

3.3	***.

3.4	Customer’s ***.

If Customer ***, the price for such *** shall be calculated as follows:

***

3.5	***.

UAL-PA-03860-LA-1301375R1 *** 787-10 Aircraft	SA-7 Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.	***.

4.1	***.

4.2	***.

5.	***.

6.	***.

7.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-in-Fact

UAL-PA-03860-LA-1301375R1 *** 787-10 Aircraft	SA-7 Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 7, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

UAL-PA-03860-LA-1301375R1 *** 787-10 Aircraft	SA-7 Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to

Letter Agreement UAL-PA-03860-LA-1301375R1

Date:

United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606

Attention:	***

Reference:	Letter Agreement UAL-PA-03860-LA-1301375R1 to Boeing/UAL Purchase Agreement 3860

Transmitted by email

***

Very truly yours,

THE BOEING COMPANY

By:

Its:

UAL-PA-03860-LA-1301375R1, Attachment A *** 787-10 Aircraft	SA-7 Page 5

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to

Letter Agreement UAL-PA-03860-LA-1301375R1

***

UAL-PA-03860-LA-1301375R1, Attachment B *** 787-10 Aircraft	SA-7 Page 6

BOEING / UNITED AIRLINES, INC. PROPRIETARY